SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                           --------------------------


Date of Report (date of earliest event reported):  April 18, 2000

                        EuroTelecom Communications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                                 87-0409699
--------------------------------                             -------------------
(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                                     0-27673
                                     -------
                            (Commission File Number)


Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5BD
------------------------------------------------------------------------
(Address of principal executive offices)               (U.K. Postal Code)

011-44-1709-874-600
-------------------
Registrant's U.K. telephone number, including area code


F4 Mexborough Business Center, College Road, Mexborough, Yorkshire, England
---------------------------------------------------------------------------
Former Address

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of assets of Timtec International Limited
-----------------------------------------------------

The Company acquired the assets of Timtec International Limited ("Timtec"), an English company, out of bankruptcy, pursuant to an asset purchase agreement dated April 18, 2000 between the Company as buyer, Timtec as vendor and Jeffreys Henry as insolvency administrator. The consideration for the acquisition was cash in the amount of $1,041,000. The source of the funds used to provide such consideration was the offering by the Company in April, 2000 of shares in the Company's class A common stock on the Alternative Investment Market, a regulated exchange in the U.K. The business of Timtec which was acquired is interior contracting and architectural joinery in the residential, hotel and retail sectors. This includes the installation and fitting of such items as office furniture, carpets, decorations, shop counters, suspended ceilings, light fittings and window and door joinery. The key intangible asset acquired in the acquisition is considered by the Company to be the value attributable to the trade name. The Company intends to use the Timtec assets and trade-name to re-establish the business previously operated by Timtec.

Acquisition of shares of Q.ton Limited
--------------------------------------

The Company acquired in aggregate 49 percent of Q.ton Limited ("Q.ton"), an English company, pursuant to a share purchase and subscription and shareholders agreement dated May 12, 2000 between Amanda Louise Staveley, the sole shareholder of Q.ton as vendor, the Company as buyer and Q.ton. The consideration for the purchase of 29 percent of the Q.ton shares held by Ms. Staveley was 794,000 shares of class A common stock in the Company issued at fair market value to Ms. Staveley at $1,459,076 per share. Under the agreement, the Company subscribed for a further twenty percent of Q.ton's shares for a cash total of $1,139,025.

Q.ton is a development stage company which was incorporated in October 1998. The company leases two units in the newly-built Cambridge Science Park from Trinity College Cambridge in the United Kingdom. One of these units, known as the Q.ton Forum, is being equipped with conference facilities and restaurant facilities; the other unit is being equipped with leisure facilities. Once operational the company's revenues will principally be rental income and membership income from users of the units.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial statements of Timtec
------------------------------

The Company however has not provided herewith pro forma or audited financial statements on Timtec because the Company believes such financial information would not be meaningful to investors. The historic financial performance of Timtec during the past two years is not indicative of Timtec's previous performance nor indicative of what EuroTelecom believes will be the performance in the future under new management. The reasons for this assumption are as follows. In 1998, Timtec became engaged in a dispute over one of its contracts valued at approximately $3,160,000 following which the business went into decline. These financial difficulties caused the business to be placed in administration (a U.K. form of bankruptcy) on January 14, 2000. As a result of these events, the nature of the revenue producing activity of Timtec is not the same as before the transaction. The reason for the acquisition was principally to acquire the Timtec name and to re-establish what had previously been the quality reputation of the business. In addition, due to the procedures associated with the U.K. bankruptcy procedure the historic financial records of Timtec are not readily available.

Financial statements of Q.ton for the period ending October 31, 1999
--------------------------------------------------------------------


Directors                                   A L Staveley
                                            A Burchall
Secretary                                   L Harford

Company number                              03650382

Registered office                           Shakespeare House
                                            42 Newmarket Road
                                            Cambridge
                                            CB5 8EP

Auditors                                    Saffery Champness
                                            Sovereign House
                                            6 Windsor Court
                                            Clarence Drive
                                            Harrogate
                                            HG1 2PE

Bankers                                     National Westminster Bank
                                            PO Box 16, 39 Market Pl.
                                            Ripon
                                            North Yorkshire
                                            HG4 1DB

Solicitors                                  Hewitson, Becke & Shaw
                                            Shakespeare House
                                            42 Newmarket Road
                                            Cambridge CB5 8EP

Q.TON LIMITED

CONTENTS
--------

--------------------------------------------------------------------------------




                                                     Page
                                                     ----

Directors' report                                    1 - 2
Auditors' report                                     3
Profit and loss account                              4
Balance sheet                                        5
Notes to the financial statements                    6 - 9

Q.TON LIMITED

DIRECTORS' REPORT
-----------------
FOR THE PERIOD ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------

The directors present their report and financial statements for the period ended October 31, 1999.

PRINCIPAL ACTIVITIES
The company has not traded during the period and had only incurred pre-trading expenditure before October 31, 1999.

DIRECTORS
The following directors held office during the period.

A L Staveley                           (Appointed February 11, 1999)
Instant Companies Limited              (Appointed October 15, 1998 and resigned
                                        February 11, 1999)
A Burchall                             (Appointed May 4, 2000)

DIRECTORS' INTERESTS
The directors' beneficial interests in the shares of the company, including spouse's interest as required by the Companies Act, were as stated below:

                                        ORDINARY OF (POUND) 1 EACH
                                   OCTOBER 31, 1999            OCTOBER 15, 1998
A L Staveley                               2                            -

AUDITORS
Saffery Champness were appointed auditors to the company and in accordance with section 385 of the Companies Act 1985, a resolution proposing that they be re-appointed will be put to the Annual General Meeting.

DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

- select suitable accounting policies and then apply them consistently;

- make judgements and estimates that are reasonable and prudent;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

Q.TON LIMITED

DIRECTORS' REPORT
-----------------
FOR THE PERIOD ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

On behalf of the board


/s/: A. Burchall

A. Burchall
DIRECTOR
May 19, 2000

Q.TON LIMITED
-------------

AUDITORS' REPORT
TO THE SHAREHOLDERS OF Q.TON LIMITED

--------------------------------------------------------------------------------

We have audited the financial statements on pages 4 to 9 which have been prepared under the historical cost convention and the accounting policies set out on page 6.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described on page 2 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board, which are substantially similar to generally accepted auditing standards in the United States. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION
In our opinion the financial statements give a true and fair view of the state of the company's affairs as at October 31, 1999 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/: Saffery Champness

SAFFERY CHAMPNESS

Chartered Accountants                                Sovereign House
Registered Auditors                                  6 Windsor Court
                                                     Clarence Drive
May 22, 2000                                         Harrogate
                                                     HG1 2PE

Q.TON LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------

                                                                        PERIOD
                                                                        ENDED
                                                                     OCTOBER, 31
                                                                        1999
                                                     Notes             (POUND)

Administrative expenses                                                (98,512)
                                                                       --------

OPERATING LOSS                                         2               (98,512)

Other interest receivable and similar income           3                 3,094
                                                                       ---------

LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION                            (95,418)

Tax on loss on ordinary activities                     4                     -
                                                                       ---------

LOSS ON ORDINARY ACTIVITIES AFTER TAXATION            10               (95,418)
                                                                       =========

The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognized gains and losses other than those passing through the profit and loss account.

The notes on pages 6 to 9 form part of these financial statements.

Q.TON LIMITED

BALANCE SHEET
AS AT OCTOBER 31, 1999
                                                                1999
                                                   NOTES       (POUND)   (POUND)

Fixed assets
Tangible assets                                      5                   89,946

CURRENT ASSETS
Debtors                                              6        13,517
Cash at bank and in hand                                     625,522
                                                            ---------
                                                             639,039
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR       7      (174,401)
                                                            ---------

NET CURRENT ASSETS                                                      464,638
                                                                       ---------

TOTAL ASSETS LESS CURRENT LIABILITIES                                   554,584

CREDITORS: AMOUNTS FALLING DUE                       8                 (650,000)
                                                                       ---------
AFTER MORE THAN ONE YEAR
                                                                        (95,416)

CAPITAL AND RESERVES
Called up share capital                              9                        2
Profit and loss account                             10                  (95,418)
                                                                       ---------

SHAREHOLDERS' FUNDS - EQUITY INTERESTS               11                 (95,416)
                                                                       =========

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

The notes on pages 6 to 9 form part of these financial statements.

The financial statements were approved by the Board on May 19, 2000

/s/: A. Burchall


A. Burchall
DIRECTOR

Q.TON LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------

1        ACCOUNTING POLICIES

1.1      ACCOUNTING CONVENTION
         The financial statements are prepared under the historical cost convention.

1.2      TANGIBLE FIXED ASSETS AND DEPRECIATION
         Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

         Land and buildings Leasehold       20% on cost
         Fixtures, fittings & equipment     10% on cost

1.3      DEFERRED TAXATION
         Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallize in the foreseeable future.

2        OPERATING LOSS                                                 1999
                                                                       (POUND)
         Operating loss is stated after charging:
         Depreciation of tangible assets                                 720
         Auditors' remuneration                                        1,000
                                                                       =====

3        OTHER INTEREST RECEIVABLE AND SIMILAR INCOME                   1999
                                                                       (POUND)

         Bank Interest                                                 3,094

4        TAXATION

The company incurred no tax liability on the result for the period, although was subject to a rate of corporation tax of 20%.

Q.TON LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------


5        TANGIBLE FIXED ASSETS                LAND AND     PLANT AND      TOTAL
                                              BUILDINGS    MACHINERY
                                                           ETC
                                              (POUND)       (POUND)      (POUND)

         COST
         At October 15, 1998                       -            -             -
         Additions                            83,469        7,197        90,666
                                              ------        -----        ------

         At October 31, 1999                  83,469        7,197        90,666
                                              ------        -----        ------

         DEPRECIATION
         At October 15, 1998                       -            -             -
         Charge for the period                     -          720           720
                                              ------        -----        ------

         At October 31, 1999                       -          720           720
                                              ------        -----        ------

         NET BOOK VALUE
         At October 31, 1999                  83,469        6,477        89,946
                                              ======        =====        ======

         Included in land and buildings are costs incurred in respect of a 15 year lease commencing once certain building work has been completed. An agreement to lease was signed on September 3, 1999.


6        DEBTORS                                                       1999
                                                                      (POUND)

         Other debtors                                                13,517
                                                                      ======


7        CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR                1999
                                                                      (POUND)

         Taxation and social security                                  2,239
         Other creditors                                             172,162
                                                                     -------
                                                                     174,401
                                                                     =======

Q.TON LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------



8        CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR         1999
                                                                        (POUND)

         Other creditors                                               650,000
                                                                       =======


         ANALYSIS OF LOANS
         Wholly repayable within five years                            650,000
                                                                       =======


         Loan maturity analysis
         Between two and five years                                    650,000
                                                                       =======


9        SHARE CAPITAL                                                   1999
                                                                        (POUND)
         Authorised
         1,000 Ordinary of (pound) 1 each                                1,000
                                                                       =======

         Allotted, called up and fully paid
         2 Ordinary of (pound) 1 each                                        2
                                                                       =======

         Further share capital was issued by the company after October 31, 1999
         - note 14.


10       STATEMENT OF MOVEMENTS ON PROFIT AND LOSS ACCOUNT
                                                                      PROFIT AND
                                                                    LOSS ACCOUNT
                                                                       (POUND)

         Retained loss for the period                                 (95,418)
                                                                     =========

11       RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS             1999
                                                                       (POUND)
         Loss for the financial period                                (95,418)
         Proceeds from issue of shares                                      2
                                                                      ========

         Net depletion in shareholders' funds                         (95,416)
         Opening shareholders' funds                                        -
                                                                      ========

         Closing shareholders' funds                                  (95,416)
                                                                      ========

Q.TON LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------

12       CONTINGENT LIABILITIES

         Under the terms of a contract dated September 3, 1999 between the company and Trinity College, Cambridge the company has deposited in an escrow account the sum of (pound)620,000 at October 31, 1999. A further amount of (pound)350,000 was deposited in the escrow account subsequent to the balance sheet date. The account is managed by the solicitors to the parties to the agreement. The company is required to fulfill certain obligations under the agreement, failure of which could result in the loss of the deposit made.

13       UK TO US GAAP RECONCILIATION

         The directors do not believe that any differences would arise to either the reported loss for the period or net assets if the accounts were prepared in accordance with US GAAP.

14       RELATED PARTY TRANSACTIONS

         The movement on the director's loan account has been used to fund expenditure incurred during the period. The year end creditor balance due within one year on the director's loan account was (pound)171,162 and (pound)650,000 due after more than one year.

15       POST BALANCE SHEET EVENTS

         Subsequent to the year end a contract has been entered into for further improvements to the leasehold premises at a total estimated cost of (pound)867,000. In addition the company passed a special resolution increasing its authorised share capital from (pound)1,000 to (pound)1,000,000 and immediately then issued a further 649,998 ordinary (pound)1 shares at par to A L Staveley for cash, by conversion of her loan account included within Creditors: amounts falling due after more than one year.

         On May 10, 2000 the company reclassified 235,625 issued ordinary (pound)1 shares and a further 162,500 unissued ordinary (pound)1 shares as 'B' ordinary (pound)1 shares. The remaining ordinary (pound)1 shares were reclassified as 'A' ordinary (pound)1 shares. On the same date, A L Staveley sold 235,625 'B' ordinary (pound)1 shares to EuroTelecom Corporation Limited. EuroTelecom then subscribed for a further 162,500 'B' ordinary (pound)1 shares for the sum of (pound)750,000 cash.

EUROTELECOM COMMUNICATIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

Unaudited consolidated pro forma statements of the Company following acquisition of Q.ton
--------------------------------------------------------------------------------


The following unaudited consolidated pro forma statements of operations give effect to the acquisition of Q.ton. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma statements of operations do not purport to represent what the results of operations of EuroTelecom Communications, Inc. ("EuroTelecom") would actually have been if the acquisition had in fact occurred on the indicated date, nor do they purport to project the results of operations for any future period. The unaudited pro forma balance sheet shows the position of EuroTelecom at March 31, 2000 as if the acquisition of Q.ton had been made on that date.

The unaudited pro forma statements of operations for the year ended June 30, 1999 were prepared by combining the audited statement of operations for EuroTelecom for the six months ended June 30, 1999 and the unaudited statement of operations for EuroTelecom for the six months ended December 31, 1998 with EuroTelecom's share of its loss from Q.ton, its affiliated company for that year. As Q.ton was only incorporated in October 1998 the period presented covers only nine months.

The unaudited pro forma statements of operations for the nine months ended March 31, 2000 were prepared by combining the unaudited statement of operations for EuroTelecom for that period together with EuroTelecom's share of the loss from its affiliated company for that period.

EUROTELECOM COMMUNICATIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

--------------------------------------------------------------------------------


                                                                              EUROTELECOM
                                            EUROTELECOM                        PRO FORMA
                                            CONSOLIDATED                      CONSOLIDATED
                                            BALANCE SHEET     PRO FORMA       BALANCE SHEET
                                            MARCH 31, 2000    ADJUSTMENTS    MARCH 31, 2000

TOTAL CURRENT ASSETS                        $   3,053         $       -         $   3,053

Property plant and equipment, net                 608                 -               608
Goodwill, net                                     308                 -               308
Investments at cost                                90                 -                90
Investment in affiliated company                    -             2,636 (1)         2,636
Deferred offering costs                           880                 -               880
                                            ----------        ----------        ----------

TOTAL ASSETS                                $   4,939         $   2,636         $   7,575
                                            ----------        ----------        ----------

TOTAL CURRENT LIABILITIES                   $   5,241         $   1,177 (1)     $   6,418

TOTAL LONG TERM LIABILITIES                       109                 -               109
                                            ----------        ----------        ----------

TOTAL LIABILITIES                               5,350             1,177             6,527

STOCKHOLDERS' EQUITY (DEFICIT)                   (411)            1,459             1,048
                                            ----------        ----------        ----------

TOTAL LIABILITIES AND STOCKHOLDERS'         $   4,939         $   2,636         $   7,575
EQUITY                                      ==========        ==========        ==========


EUROTELECOM COMMUNICATIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

--------------------------------------------------------------------------------

                                                                                                             PRO
                                                                                                             FORMA
                                                                                                             CONSOLIDATED
                                        EUROTELECOM      EUROTELECOM       Q.TON                             FOR THE
                                        6 MONTHS         6 MONTHS          9 MONTHS                          12 MONTHS
                                        ENDED            ENDED             ENDED                             ENDED
                                        DECEMBER 31,     JUNE 30,          JUNE 30,        PRO FORMA         JUNE 30,
                                        1998             1999              1999            ADJUSTMENTS       1999
                                                              (IN THOUSANDS, EXCEPT LOSS PER SHARE)

Revenues                                $        32      $     1,323       $         -     $         -       $     1,355

Cost of revenues                                  -              803                 -               -               803
                                        ------------     ------------      ------------    ------------      ------------

Gross profit                                     32              520                 -               -
                                                                                                                     552

Selling, general and administrative
 expenses                                       813            1,803                 -               -             2,616
                                        ------------     ------------      ------------    ------------      ------------

Loss from operations                           (781)          (1,283)                -               -            (2,064)

Share of loss from
 affiliated company                               -                -               (53)           (338) (2)         (391)

Interest (expense)
 income, Net                                    (42)             (35)                2               -               (75)

Loan stock beneficial                             -             (919)                -               -              (919)
conversion
                                        ------------     ------------      ------------    ------------      ------------

Loss before income tax and
 minority interest                             (823)          (2,237)              (51)           (338)           (3,449)

Income (tax) benefit                              -                -                 -               -                 -
                                        ------------     ------------      ------------    ------------      ------------

Net loss                                $      (823)     $    (2,237)      $       (51)    $      (338)      $    (3,449)
                                        ============     ============      ============    ============      ============
Loss per share, basic and diluted                             (0.530) (3)                                         (0.525) (3)

Weighted average number of common
 shares outstanding                                        5,777,816                                           6,571,816
                                                         ============                                        ============


EUROTELECOM COMMUNICATIONS, INC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                                                           PRO FORMA
                                                                                           CONSOLIDATED
                                           EUROTELECOM     Q.TON                           FOR THE
                                           9 MONTHS        9 MONTHS                        9 MONTHS
                                           ENDED           ENDED                           ENDED
                                           MARCH 31,       MARCH 31,       PRO FORMA       MARCH 31,
                                           2000            2000            ADJUSTMENTS     2000
                                           -------------   -------------   -------------   -------------
                                                     (IN THOUSANDS, EXCEPT LOSS PER SHARE)

Revenues                                   $      4,977    $          -    $          -    $      4,977

Cost of revenues                                  3,600               -               -           3,600
                                           -------------   -------------   -------------   -------------

Gross profit                                      1,377               -               -           1,377

Selling, general and
 administrative expenses                          4,926               -               -           4,926
                                           -------------   -------------   -------------   -------------

Loss from operations                             (3,549)              -               -          (3,549)

Share of loss from affiliated
  company                                             -             (79)           (253) (2)        (332)

Interest (expense) income, net                     (122)             10               -            (112)

Investment write down                               (44)              -               -             (44)
                                           -------------   -------------   -------------   -------------
Loss before income tax and
 minority interest                               (3,715)            (69)           (253)         (4,037)

Income (tax) benefit                                  -               -               -               -
                                           -------------   -------------   -------------   -------------

Net loss                                   $     (3,715)   $        (69)   $       (253)   $     (4,037)
                                           =============   =============   =============   =============

Loss per share, basic and diluted                (0.276) (3)                                     (0.283) (3)
                                           =============                                   =============

Weighted average number of common
 shares outstanding                          13,461,622                                      14,255,662
                                           =============                                   =============

EUROTELECOM COMMUNICATIONS, INC.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


         (1) Reflects the acquisition of 49% of Q.ton in exchange for 794,000 shares of Class 'A' Common Stock of EuroTelecom and $1,139,025 payable in cash. The fair value of the 794,000 shares issued was $1,459,076. Total consideration paid, including acquisition costs, was $2,635,953.

                  The fair value of the net assets acquired was $1,948,000 resulting in a premium of $1,688,000 which is being amortized over a 5 year period.

         (2) Reflects the increased amortization charge for goodwill. Goodwill arising on the acquisition is amortized over 5 years.

         (3) The basic and diluted loss per share amounts for historical and pro forma results of operations are identical due to EuroTelecom's losses.

         (4) The fiscal year end for Q.ton was October 31 and has subsequently been changed to June 30, 2000.

EXHIBIT INDEX


Exhibit
No.                        Description
---                        -----------

2.1                 Acquisition agreement - Timtec International Limited

2.2                 Share Purchase and Subscription and Shareholders Agreement
                    - Q.ton Limited



                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 21, 2000

                                      EUROTELECOM COMMUNICATIONS, INC.
                                      (Registrant)



                                By: /s/: Philip S. Derry
                                    -------------------------------
                                    Name: Philip S. Derry
                                    Title: President and Chief Executive Officer